PREFERRED SHARES	12 Months Ended
Sep. 30, 2024
Disclosure of classes of share capital [abstract]
PREFERRED SHARES	PREFERRED SHARES
On August 30, 2024, in relation to the Follow-on BAT Investment (as hereinafter defined), the Company issued 8,463,435 Preferred Shares of the Company. The Preferred Shares are eligible for conversion into Common Shares at BAT’s option, provided that such conversion would not result in BAT’s voting interest in the Company exceeding 30%. Each Preferred Share shall be economically equivalent to a Common Share and will be convertible into Common Shares without payment of any additional consideration. The conversion ratio shall initially be one-for-one, and post-issuance shall increase at a rate of 7.5%
per annum, compounded annually, until such time as the Preferred Shares are converted into Common Shares or the aggregate equity interest of BAT in the Company (inclusive of both the Common Shares and Preferred Shares as if converted into Common Shares) reaches 49%. The Preferred Shares are not entitled to vote until they are converted into Common Shares. BAT shall be periodically required to convert Preferred Shares to the extent that it holds less than 30% of the Common Shares outstanding. Refer to Note 13 (iii) for further information regarding Follow-on BAT Investment.

The number of shares that will be issued on conversion is not fixed and therefore, Preferred Shares are classified as liabilities. These liabilities are measured at FVTPL. The conversion feature is considered to be an embedded derivative that qualifies for bifurcation. However, the Company has elected to account for the entire instrument as FVTPL after determining under IFRS 9 that the Preferred Shares qualify to be accounted for under such FVTPL method.

On initial recognition, the Preferred Shares were measured at a fair value of $31,594. At the time of closing of the first tranche Follow-on BAT Investment, the Company incurred transaction cost of $1,259 and $410 was recognized as prepaid expenses and deposits for the closing of second tranche. Out of total of $410, $269 was allocated to Preferred Shares and was recognized as an expense in the consolidated statements of operations and comprehensive loss. Refer to Note 13 (iii) for further details.

As at September 30, 2024, the Preferred Shares had an estimated fair value of $31,070, resulting in a fair value gain of $524 which was recognized in the consolidated statements of operations and comprehensive loss.